UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2005

UNITED SECURITY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 West Front Street, P. O. Box 249, Thomasville, Alabama 36784

(Address of Principal Executive Offices)

(334) 636-5424

(Registrant’s telephone number, including area code)

Check	the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of
the	registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On February 25, 2005, the Audit Committee of the Board of Directors of United Security Bancshares, Inc. (the “Company”) notified Ernst & Young LLP (“Ernst & Young”) that they have been dismissed as the Company’s independent accountant, effective upon completion of the annual audit for the Company’s fiscal year ended December 31, 2004, and notified Mauldin & Jenkins, Certified Public Accountants and Consultants, L.L.C. (“Mauldin & Jenkins”) that they have been engaged to serve as the Company’s independent accountant effective February 25, 2005. The dismissal of Ernst & Young and the appointment of Mauldin & Jenkins were approved by the Audit Committee.

Ernst & Young’s reports on the Company’s financial statements for the past two years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except in 2002 when Ernst & Young’s report noted that the Company changed its method of accounting for goodwill.

During the Company’s two most recent fiscal years, and from January 1, 2005 through March 2, 2005, there have been no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its report. Furthermore, none of the “reportable events” defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the Company’s two most recent fiscal years, or from January 1, 2005 through March 2, 2005.

The Company provided Ernst & Young with a copy of the foregoing disclosures and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Company set forth above, and, if not, stating the respects in which Ernst & Young does not agree. A copy of Ernst & Young’s letter is attached as Exhibit 16.

During the Company’s two most recent fiscal years, and from January 1, 2005 through March 2, 2005, the date of the engagement of Mauldin & Jenkins as the Company’s independent accountant, neither the Company nor anyone on its behalf consulted Mauldin & Jenkins regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit
16	Letter of Ernst & Young LLP regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED SECURITY BANCSHARES, INC.

Date: March 2, 2005	By:	/s/ Larry M. Sellers
Larry M. Sellers
Vice President, Secretary and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
16	Letter of Ernst & Young LLP regarding change in certifying Accountant